SECURITIES AND EXCHANGE COMMISSION
UNITED STATES
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 4, 2005
INTERMET CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	0-13787	58-1563873

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5445 Corporate Drive, Suite 200
Troy, Michigan	48098-2683

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (248) 952-2500
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Exhibit Index
Amended Commitment Letter, dated as of August 4, 2005
Amended Plan under Chapter 11, dated August 4, 2005
Amended Disclosure Statement under Chapter 11, dated August 4, 2005

Item 1.01 Entry into a Material Definitive Agreement.
     Commitment Letter: As previously disclosed, on September 29, 2004, INTERMET Corporation (“Intermet”) and 17 of its domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the U.S. Bankruptcy Court for the Eastern District of Michigan (the “Bankruptcy Court”) seeking relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). On June 21, 2005, the Debtors entered into a commitment letter (the “Original Commitment Letter”) with R2 Investments, LDC (“R2 Investments”) and Stanfield Capital Partners, LLC (together with R2 Investments, the “Initial Committed Purchasers”), which Original Commitment Letter approval of which was denied by the Bankruptcy Court, without prejudice, on July 15, 2005. On August 4, 2005, the Debtors and the Initial Committed Purchasers amended the Commitment Letter (the “Amended Commitment Letter”).
     The Amended Commitment Letter commits the Initial Committed Purchasers to underwrite an equity investment into Intermet in the amount of $75 million, subject to certain terms and conditions, in connection with the Debtors’ Amended Plans of Reorganization filed with the Bankruptcy Court on August 5, 2005 (the “Amended Plan”).
     In consideration for the commitment of the Initial Committed Purchasers contained in the Amended Commitment Letter, Intermet is obligated to pay the Initial Committed Purchasers $3.0 million (the “Commitment Amount”) on the effective date of the Amended Plan and reimburse the Initial Committed Purchasers for certain fees and expenses incurred by them in connection with the Amended Commitment Letter and the Amended Plan. Further terms and conditions are set forth in the Amended Commitment Letter. On August 5, 2005, the Debtors filed a motion with the Bankruptcy Court seeking approval of the Amended Commitment Letter, including the payment of associated fees and expenses.
     A copy of the Amended Commitment Letter is included as Exhibit 10.1 to this Current Report on Form 8-K.
Item 8.01 Other Events.
     On August 5, 2005, the Debtors filed the Amended Plan with the Bankruptcy Court under chapter 11 of the Bankruptcy Code. A copy of the Amended Plan is included as Exhibit 99.1 to this Current Report on Form 8-K.
     On August 5, 2005, the Debtors filed their Amended Disclosure Statement related to the Amended Plan with the Bankruptcy Court pursuant to Section 1125 of the Bankruptcy Code (the “Amended Disclosure Statement”). A copy of the Disclosure Statement is included as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

The following exhibits are being filed herewith:
10.1	Amended Commitment Letter, dated as of August 4, 2005.

99.1	Amended Plan under Chapter 11 of the United States Bankruptcy Code, dated August 5, 2005.

99.2	Amended Disclosure Statement under Chapter 11 of the United States Bankruptcy Code, dated August 5, 2005.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMET CORPORATION

Dated: August 8, 2005	By:	/s/	Alan J. Miller
Alan J. Miller
Vice President, General Counsel and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
10.1	Amended Commitment Letter, dated as of August 4, 2005.

99.1	Amended Plan under Chapter 11 of the United States Bankruptcy Code, dated August 5, 2005.

99.2	Amended Disclosure Statement under Chapter 11 of the United States Bankruptcy Code, dated August 5, 2005.